SIGNIFICANT ACCOUNTING POLICIES (Policies)	9 Months Ended
Sep. 30, 2021
Accounting Policies [Abstract]
Net Loss Per Share

Net Loss Per Share

VBL complies with accounting and disclosure requirements of FASB ASC Topic 260, Earnings Per Share. Net loss per share of common stock is computed by dividing the net loss by the weighted average number of ordinary shares outstanding during the period. VBL applies the two-class method in calculating loss per share.

Accretion associated with the ordinary shares subject to possible redemption is excluded from loss per ordinary share.

Potentially dilutive securities have been excluded from VBL’s computation of net loss per share as such securities would have been anti-dilutive. There were 17,202,734 ordinary shares underlying outstanding options and warrants at September 30, 2021, and 22,021,422 ordinary shares underlying outstanding options and warrants at September 30, 2020.